Exhibit 99.1
FOR IMMEDIATE RELEASE                                             March 26, 2004


       Almost Family Announces Year End Results, Comments on Business Plan

Louisville, KY - Almost Family, Inc. (NASDAQ:AFAM) today announced its operating results for the year ended December 31, 2003. Additionally, the Company announced the extension of its senior credit facility through June 2006 and shared with investors a view on the Company's business plan.


The Company filed its Form 10-K with the Securities and Exchange Commission today. Please refer to that filing for additional information. In the information that follows "VN" refers to the Company's Visiting Nurse segment and "ADHS" refers to the Company's Adult Day Health Services segment.

Operating Results for the Year


Net income for the year ended December 31, 2003 was $2,120,197 or $0.84 per diluted share compared to $1,344,913 or $0.49 per diluted share in 2002. Net income for the year ended December 31, 2003 included a one-time income tax credit of $854,146 or $0.34 per diluted share resulting from the reversal of income tax reserves no longer required.

Net income from continuing operations was $1,266,051 or $0.50 per diluted share in 2003 as compared to $1,344,913 or $0.49 per diluted share in 2002 in spite of a significant rate reduction from Medicare and significant increases in insurance costs in 2003.

Results of operations for the years ended December 31, 2003 and 2002 are set forth in the tables below:


       Consolidated                               2003                        2002                      Change
       ------------
                                        -------------------------- --------------------------- --------------------------
                                              Amount       % Rev          Amount     % Rev          Amount          %
                                        --------------- ---------- --------------- ----------- -------------- -----------

Net revenues                  VN        $29,375,519         33.8%  $   28,799,296       33.6%  $    576,223         2.0%
                              ADHS       57,523,646         66.2%      56,970,241       66.4%       553,405         1.0%
                                        ---------------            ---------------             --------------
                                        $86,899,165        100.0%  $   85,769,537      100.0%  $  1,129,628         1.3%
                                        ===============            ===============             ==============

Operating income              VN        $ 3,215,975         11.0%  $    3,828,551       13.3%  $   (612,576)      -16.0%
                              ADHS        1,758,149          3.1%       2,227,442        3.9%      (469,293)      -21.1%
                                        ---------------            ---------------             --------------
                                          4,974,124          5.7%       6,055,993        7.1%    (1,081,869)      -17.9%
Unallocated corporate expenses            2,272,593          2.6%       3,109,675        3.6%      (837,082)      -26.9%
                                        ---------------            ---------------             --------------
                                          2,701,531          3.1%       2,946,318        3.4%      (244,787)       -8.3%

Facility losses                             123,785          0.1%               -          NM       123,785           NM
Interest expense                            661,019          0.8%         813,555        1.0%      (152,536)      -18.7%
                                        ---------------            ---------------             --------------
Income from continuing operations
  before income taxes                     1,916,727          2.2%       2,132,763        2.5%      (216,036)      -10.1%

Provision for income taxes                  650,676          0.7%         787,850        0.9%      (137,174)      -17.4%
                                        ---------------            ---------------             --------------
Income from
  continuing operations                   1,266,051          1.5%       1,344,913        1.6%       (78,862)       -5.9%
                                        ---------------            ---------------             --------------
Income from
  discontinued operations                  (854,146)        -1.0%               -          NM      (854,146)          NM
                                        ---------------            ---------------             --------------
    Net income                          $ 2,120,197          2.4%  $    1,344,913        1.5%  $    775,284        57.6%
                                        ===============            ===============             ==============





          Consolidated                            2003                        2002                      Change
          ------------
                                        -------------------------- --------------------------- --------------------------
                                            Amount                      Amount                    Amount          %
                                        ---------------            --------------- ----------- -------------- -----------

Earnings per share from continuing operations:
Basic                                   $     0.55                 $         0.56              $     (0.01)       -1.9%
Diluted                                 $     0.50                 $         0.49              $      0.01         2.0%

Earnings per share from discontinued operations:
Basic                                   $     0.37                 $            -              $       0.37         NM
Diluted                                 $     0.34                 $            -              $       0.34         NM

Total earnings per share:
Basic                                   $     0.92                 $         0.56              $       0.36       64.3%
Diluted                                 $     0.84                 $         0.49              $       0.35       71.4%

Weighted average shares
  Outstanding:
Basic                                    2,294,771                      2,416,224                  (121,453)      -5.0%
Diluted                                  2,538,871                      2,719,809                  (180,938)      -6.7%



William B. Yarmuth, Chairman and CEO commented on the Company's operating results: "Despite a difficult reimbursement environment, our performance was strong enough to enable us to overcome both Medicare rate cuts that reduced 2003 revenue and pre-tax income by over $1 million between years and some very significant cutbacks by the Kentucky Medicaid program. On the positive side, we were able to grow same-store admissions in our Visiting Nurse segment by nearly 7%, and the Medlink acquisition in July 2002 was a significant contributor between years to our 2003 results. Additionally, we are encouraged that Kentucky's new governor recently announced a loosening of the state's Medicaid eligibility requirements, in effect reversing most of the restrictions put in place last year by the previous administration." The Company noted that it is too early to predict the financial impact, if any, of the relaxation of eligibility standards in Kentucky.

The Company also announced that its senior lender has extended the terms of its credit facility through June 2006.

Operating Results for the Quarter

Net income for the quarter ended December 31, 2003 was $1,108,722 or $0.43 per diluted share compared to $376,693 or $0.15 per diluted share in the fourth quarter of 2002. Net income for the quarter ended December 31, 2003 included a one-time income tax credit of $854,146 or $0.33 per diluted share resulting from the reversal of income tax reserves no longer required.

Continuing operations earnings per diluted share were $0.10 compared to $0.15 in the same period last year. Earnings for the quarter ended December 31, 2003 included one-time facility losses totaling $112,076 or $0.03 per diluted share. The tax provision from continuing operations for 2003 included a credit of $116,000 or $0.05 per diluted share related to the elimination of a valuation allowance on certain state tax net operating loss carryforwards.

Results of operations for the three months ended December 31, 2003 and 2002 are set forth in the table that follows.



       Consolidated                                 2003                         2002                       Change
       ------------
                                         ---------------------------- --------------------------- ----------------------------
                                             Amount         % Rev          Amount     % Rev          Amount            %
                                         ----------------- --------- ---------------- ----------- ----------------- ---------

Net revenues                  VN         $  7,512,646         34.3%  $    7,528,877        33.5%  $      (16,231)      -0.2%
                              ADHS                            65.7%      14,937,886        66.5%        (555,331)      -3.7%
                                           14,382,555
                                         -----------------           ----------------             -----------------
                                         $ 21,895,201        100.0%  $   22,466,763       100.0%  $     (571,562)      -2.5%
                                         =================           ================             =================

Operating income              VN         $    899,150         12.0%  $    1,052,518      14.0%    $     (153,368)     -14.6%
                              ADHS            192,042          1.3%         261,162         1.7%         (69,120)     -26.5%
                                         -----------------           ----------------             -----------------
                                            1,091,192          5.0%       1,313,680         5.8%        (222,488)     -16.9%

Unallocated corporate expenses                586,198          2.7%         593,933         2.6%          (7,735)      -1.3%
                                         -----------------           ----------------             -----------------
                                              504,994          2.3%         719,748         3.2%        (214,754)     -29.8%
Interest expense                              161,982          0.7%         201,492         0.9%         (39,510)     -19.6%
Facility losses                               112,076          0.5%               -         0.0%         112,076          NM
                                         -----------------            ----------------            -----------------
Income from continuing operations
  before income taxes                         230,936          1.1%         518,255        2.3%         (287,319)      -55.4%
Provision for income taxes                    (23,640)         0.1%         141,562        0.6%         (165,202)     -116.7%
                                         -----------------            ----------------            -----------------
Income from continuing
  operations                                  254,576          1.2%         376,693        1.7%         (122,117)      -32.4%
                                         -----------------            ----------------            -----------------
Income from  discontinued
  operations                                 (854,146)        -3.9%               -          NM         (854,146)         NM
                                         -----------------            ----------------            -----------------
    Net income                           $  1,108,722          5.1%  $      376,693        1.7%  $       732,029       194.3%
                                         =================            ================            =================



       Consolidated                                2003                        2002                        Change
       ------------
                                         -------------------------- --------------------------- ------------------------------
                                             Amount                       Amount                   Amount            %
                                         ----------------- -------- ---------------- ---------- -------------- ---------------
Earnings per share from continuing operations:
    Basic                                $       0.11                 $        0.17               $       (0.06)        -35.3%
    Diluted                              $       0.10                 $        0.15               $       (0.05)        -33.3%

Earnings per share from discontinued operations:
    Basic                                $       0.37                 $           -               $        0.37         100.0%
    Diluted                              $       0.33                 $           -               $        0.33         100.0%

Total earnings per share:
    Basic                                $       0.48                 $        0.17               $        0.31         182.4%
    Diluted                              $       0.43                 $        0.15               $        0.28         186.7%

Weighted average shares
  outstanding:
    Basic                                   2,296,527                     2,274,447                      22,080           1.0%
    Diluted                                 2,565,218                     2,503,214                      62,004           2.5%



The Company's Business Plan

The Company's just-filed 2003 Form 10-K includes a description of its business plan which calls for an increase in emphasis on the Company's Visiting Nurse segment through same store sales growth and acquisitions of other quality providers of Medicare-based home nursing services. Based on its business plan, the Company expects its Visiting Nurse revenues to grow from under one-third of total revenues to about one-half of total revenues sometime in the next three to five years.

Yarmuth commented on the business plan as follows: "We believe that our ability to adapt our operations to meet changes in reimbursement as they occur has been an important key to our historical success, and that diversification of payment sources will continue to be important to our success in the future. Therefore, while we plan to increase our focus on our Visiting Nurse operations, we believe that our Adult Day Health Services operations will continue to play an important role in generating cash flow and enable us to maintain a prudent level of diversification. Despite recent strain on the finances of state Medicaid programs, there is a substantial population of adults who require healthcare services. We remain convinced that our ADHS programs represent the most desirable and cost-effective solution available to this large and growing constituency."

Readers are encouraged to read the Company's 2003 Form 10-K for a more complete discussion of the Company's business plan.

Almost Family, Inc. TM and subsidiaries (collectively "Almost Family") is a leading regional provider of home health nursing services and adult day health services. The Company has operations in Alabama, Connecticut, Florida, Indiana, Kentucky, Maryland, Massachusetts, and Ohio.

Contact: William Yarmuth or Steve Guenthner (502) 891-1000.

All statements, other than statements of historical facts, included in this news release, including the objectives and expectations of management for future operating results, the Company's ability to generate same store sales growth, the Company's ability to acquire visiting nurse agencies at prices it is willing to pay, the Company's ability to attract investment of additional capital, and the Company's expectations with regard to market conditions, are forward-looking statements. These forward-looking statements are based on the Company's current expectations. Although the Company believes that the expectations expressed or implied in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct.

Because forward-looking statements involve risks and uncertainties, the Company's actual results could differ materially. The potential risks and uncertainties which could cause actual results to differ materially could include: the impact of further changes in healthcare reimbursement systems, including the ultimate outcome of potential changes to Medicaid reimbursement due to state budget shortfalls; the ability of the Company to maintain its level of operating performance and achieve its cost control objectives; government regulation; health care reform; pricing pressures from Medicare, Medicaid and other third-party payers; and changes in laws and interpretations of laws relating to the healthcare industry. For a more complete discussion regarding these and other factors which could affect the Company's financial performance, refer to the Company's Securities and Exchange Commission filing on Form 10-K for the year ended December 31, 2003, in particular information under the headings "Business" and "Management's Discussion and Analysis of Financial Condition and Results of Operations." The Company disclaims any intent or obligation to update its forward-looking statements.